UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Oscar Health, Inc.

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Your Vote Counts! OSCAR HEALTH, INC. 2022 Annual Meetin Vote by June 8, 2022 11:59 PM ET OSCAR OSCAR HEALTH, INC. 75 VARICK STREET 5TH FLOOR NEW YORK, NEW YORK 10013 D84725-P65967 You invested in OSCAR HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 9, 2022 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/OSCR2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Jeffery H. Boyd 02) Joel Cutler 03) Joshua Kushner 04) Charles E. Phillips, Jr. 05) David Plouffe 06) Elbert O. Robinson, Jr. 07) Siddhartha Sankaran 08) Mario Schlosser 09) Vanessa A. Wittman For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For 3. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers. Year NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D84726-P65967